UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 1, 2005

eFunds Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-31951	39-1506286

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Gainey Center II, Suite 300, 8501 North Scottsdale Road, Scottsdale, Arizona	85253

(Address of principal executive offices) Registrant’s telephone number, including area code: 480.629.7700	(Zip Code)

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

eFunds Corporation (the Company) hereby amends its Current Report on Form 8-K, which was initially filed on July 1, 2005, to include the financial statements required by Item 9.01 hereof. These financial statements are filed as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K. Except for the filing of the financial statements required by Item 9.01 hereof, and the related consent of auditors, this Current Report on Form 8-K is not being amended or updated in any manner.
Item 2.01 Completion of Acquisition or Disposition of Assets.
The Company hereby incorporates by reference the information set forth in Item 2.01 of the Company’s Current Report on Form 8-K filed with the Commission on July 1, 2005 related to the Company’s acquisition of Wildcard Systems, Inc.
Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
99.1 Wildcard Systems, Inc. Financial Statements for the six-month periods ended June 30, 2005 and 2004 (unaudited) and years ended December 31, 2004 and 2003.
(b) Pro Forma Financial Information.
99.2 Unaudited Pro Forma Condensed Combined Statement of Income and Balance Sheet as of and for the six months ended June 30, 2005, and the Unaudited Pro Forma Condensed Combined Statement of Income for the year ended December 31, 2004.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eFunds Corporation (Registrant)
Date: September 14, 2005	By:	/s/ George W. Gresham
		Name:	George W. Gresham
		Title:	Chief Financial Officer

Index to Exhibits

Exhibit
No.	Description	Page Number
23.1	Consent of Ernst & Young LLP

99.1	Wildcard Systems, Inc. Financial Statements for the six-month periods ended June 30, 2005 and 2004 (unaudited) and years ended December 31, 2004 and 2003

99.2	Unaudited Pro Forma Condensed Combined Statement of Income and Balance Sheet as of and for the six months ended June 30, 2005, and the Unaudited Pro Forma Condensed Combined Statement of Income for the year ended December 31, 2004